EXHIBIT 10.25

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (the “Amendment”) is made this 18th day of April 2007, by and between Waste Industries USA, Inc., a North Carolina corporation (the “Company”), and Lonnie C. Poole, Jr. (the “Employee”), an individual residing in Wake County, North Carolina.

RECITALS

A.	The Company and Employee entered into an Employment Agreement (the “Agreement”) on August 10, 2005, effective as of January 1, 2005.

B.	The Company and Employee desire to extend the Term of the Agreement, as defined in Section 2 thereof, pursuant to Section 11 of the Agreement.

C.	The Board of Directors of the Company approved the extension of the Term on March 20, 2007.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt and sufficient which are hereby acknowledged, the parties hereto, intending to be bound legally, hereby agree as follows:

1.	Section 2 of the Agreement is deleted in its entirety and the following Section 2 inserted in its place:

TERM. Subject to the provisions for termination that are hereinafter provided, the term of this Agreement will be deemed to have commenced on the Effective Date and will continue until the earlier of (i) the date of the 2008 annual meeting of the shareholders of the Company or (ii) May 31, 2008 (the “Term”), unless earlier terminated as provided herein.

2.	Except as specifically provided herein, the Agreement will remain in full force and effect in accordance with its original provisions.

3.	Terms not defined herein will have the meanings assigned to them in the Agreement.

[The next page is the signature page.]

IN WITNESS WHEREOF, Employee has hereunto set his hand and the Company has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer, and its corporate seal to be hereunto affixed and attested by the Secretary or Assistant Secretary, as of the date first above written.

WASTE INDUSTRIES USA, INC.

	By:	/s/ Jim W. Perry
	Name:	Jim W. Perry
	Title:	President and Chief Executive Officer

ATTESTED:

/s/ D. Stephen Grissom

Secretary

[CORPORATE SEAL]

WITNESSED:	EMPLOYEE:

/s/	/s/ Lonnie C. Poole, Jr.
Lonnie C. Poole, Jr.